1290 FUNDS®

SUPPLEMENT DATED NOVEMBER 28, 2018 TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION DATED MARCH 1, 2018, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectuses and Statements of Additional Information (“SAIs”) dated March 1, 2018, as supplemented, of 1290 Funds (“Trust”). You should read this Supplement in conjunction with the Prospectuses and SAIs and retain it for future reference. You may obtain an additional copy of the Prospectuses and SAIs, free of charge, by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@mediantonline.com, or you can view, print, and download a copy of these documents at the Trust’s website at www.1290Funds.com.

The purpose of this Supplement is to provide you with information, related to each Fund of the Trust, regarding the Adviser’s organizational structure and the status of the Sell-Down Plan, as described in the Trust’s proxy statement dated September 10, 2018, relating to the Special Meeting of Shareholders of the Trust held on October 25, 2018, and with respect to certain Funds identified below, adjourned to November 1, November 8, November 15, and November 27, 2018 (the “Meeting”), and the outcome of the Meeting:

The section of each Prospectus entitled “Management of the Funds — The Adviser” and the section of each SAI entitled “Investment Management and Other Services — The Adviser” are amended to include the following information:

AXA S.A. (“AXA”), a French insurance holding company, formerly owned all of the outstanding shares of common stock of AXA Equitable Holdings, Inc. (“AEH”), which is the indirect parent company of AXA Equitable Funds Management Group, LLC (d/b/a 1290 Asset Managers®), the investment adviser to each series of the Trust (the “Funds”). On May 14, 2018, AXA sold approximately 24.5% of the outstanding shares of AEH via an initial public offering (“IPO”) on the New York Stock Exchange. Contemporaneously with the IPO, AXA sold mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021, and exchangeable into up to approximately 7% of the outstanding shares of common stock of AEH. AXA retains ownership of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

AXA anticipates selling all of its remaining interest in AEH — and, indirectly, 1290 Asset Managers — through a series of sales of AEH’s common stock (the “Sell-Down Plan”) over time. It is possible that AXA’s divestment of AEH may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated as part of the Sell-Down Plan would result in the automatic termination of (i) the investment advisory agreement between 1290 Asset Managers and the 1290 Funds with respect to each Fund, and (ii) the investment sub-advisory agreements between 1290 Asset Managers and each of AXA Investment Managers, Inc. and AXA Rosenberg Investment Management LLC (the “Affiliated Sub-Advisers”) with respect to the 1290 Global Talents and 1290 High Yield Bond Funds, and the 1290 SmartBeta Equity Fund, respectively. To ensure that 1290 Asset Managers and the Affiliated Sub-Advisers may continue to provide advisory and sub-advisory services to the Funds without interruption, the Board approved new investment advisory and investment sub-advisory agreements for the Funds, as applicable, in connection with the Sell-Down Plan. On October 25, 2018, shareholders of each Fund, except the 1290 Retirement 2060 Fund and the 1290 Retirement 2030 Fund, approved new investment advisory and affiliated investment sub-advisory agreements, as applicable, prompted by the Sell-Down Plan, as well as any future investment advisory and affiliated investment sub-advisory agreements prompted by the Sell-Down Plan that were previously approved by the Board and whose terms are not materially different from the current agreements. Shareholders of the 1290 Retirement 2060 Fund approved these proposals on November 1, 2018, and shareholders of the 1290 Retirement 2030 Fund approved these proposals on November 27, 2018. This means that Fund shareholders may not have another opportunity to vote on a new agreement with 1290 Asset Managers or, as applicable, an Affiliated Sub-Adviser even if these entities undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AEH.

1290 Asset Managers and its affiliates do not anticipate that the Sell-Down Plan will have a material impact on 1290 Asset Managers or any of its affiliates. As a result of the Sell-Down Plan, the names of the Funds may change in the future to reflect a change in the name of AXA Equitable Life Insurance Company or 1290 Asset Managers. Shareholders will be notified of any change in the name of a Fund.

Notwithstanding the foregoing, it is possible that the completion of the Sell-Down Plan, whether implemented through public offerings or other means, could create the potential for disruption to the businesses of AEH and its subsidiaries. AEH, today and in the future as a stand-alone entity, is a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations applicable to public companies that it was not subject to prior to the IPO. The Sell-Down Plan may be implemented in phases. During the time that AXA retains a controlling interest in AEH, circumstances affecting AXA, including restrictions or requirements imposed on AXA by European and other authorities, may also affect AEH. A failure to implement or complete the Sell-Down Plan could create uncertainty about the nature of the relationship between AEH and AXA, and could adversely affect AEH and its subsidiaries, including 1290 Asset Managers. If the Sell-Down Plan is implemented fully, AEH will continue to be a publicly traded U.S. company, but will no longer be a subsidiary of AXA; 1290 Asset Managers will remain a wholly-owned subsidiary of AXA Equitable Life Insurance Company, which will remain a wholly-owned subsidiary of AEH.

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The purpose of this Supplement is to provide you with information regarding the election of additional Trustees to the Board of Trustees of the Trust.

At a meeting of the Trust’s Governance Committee (“Committee”) held on August 22, 2018, the Committee nominated Michael B. Clement and Kathleen Stephansen, as well as each of the ten Trustees currently serving, to serve on the Board of Trustees of the Trust. Upon the recommendation of the Committee, the Board of Trustees recommended that shareholders of the Trust vote for the election of Mr. Clement and Ms. Stephansen, as well as each of the ten Trustees currently serving, to serve on the Board of Trustees.

At the Meeting, shareholders of the Trust voted to elect Mr. Clement and Ms. Stephansen, as well as each of the ten Trustees currently serving, to serve on the Board of Trustees of the Trust.

Effective January 1, 2019, the first table in the section of each SAI entitled “Management of the 1290 Funds — The Trustees” is revised to include the following information regarding Michael B. Clement and Kathleen Stephansen.

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Michael B. Clement c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1957)	Trustee	From January 1, 2019 to present	From 2011 to present, Professor of Accounting, most recently was appointed Department of Accounting Chair effective September 2018, and from 1997 to 2002, Assistant Professor, University of Texas; from 2002 to 2004, Vice President — Global Investment Research, Goldman Sachs; from 1988 to 1991, Vice President — Capital Planning and Analysis, and from 1982 to 1986, Manager — Audit Division, Citicorp; and from 1980 to 1982, Senior Assistant Accountant, Deloitte Haskins & Sell.	145	None

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Kathleen Stephansen c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1954)	Trustee	From January 1, 2019 to present	From 2018 to present and in 2016, Senior Economic Advisor-Henderson Institute Center for Macroeconomics, Boston Consulting Group; from 2016 to 2018, Chief Economist, Huawei Technologies USA Inc.; from 2010 to 2016, held various positions at American International Group, including Chief Economist and Senior Managing Director and Senior Investment Strategies and Global Head of Sovereign Research — AIG Asset Management; from 2009 to 2010, Chief Economist and Managing Director, Aladdin Capital; from 2000 to 2009, Director and Head of Global Economics, Credit Suisse Securities (USA) LLC; and from 1984 to 2000, Co-Head of Economic Research and Chief International Economist, Donaldson, Lufkin & Jenrette Corporation.	145	None

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Effective January 1, 2019, the following information regarding Michael B. Clement and Kathleen Stephansen is added to the section of each SAI entitled “Management of the 1290 Funds — Qualifications and Experience of the Trustees — Independent Trustees”.

Michael B. Clement — Mr. Clement has a background in the financial services industry, background as an accounting scholar and professor, and multiple years of service on the board of a real estate investment trust.

Kathleen Stephansen — Ms. Stephansen has a background in the financial services industry, background as an economist, and senior management experience with a large financial services firm.

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